UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                           --------------------------

                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                  May 24, 2004
                           --------------------------
                                 Date of Report
                        (Date of earliest event reported)




                         SHURGARD STORAGE CENTERS, INC.
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             (Exact name of registrant as specified in its charter)

        Washington                      001-11455                91-1603837
------------------------------     ---------------------     -------------------
     (State or other               (Commission File No.)     Identification No.)
jurisdiction of incorporation)


                          1155 Valley Street, Suite 400
                         Seattle, Washington 98109-4426
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          (Address of principal executive offices, including zip code)

                                 (206) 624-8100
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              (Registrant's telephone number, including area code)

Item 7.       Exhibits

Exhibit No.                        Description
------------------------------     ---------------------------------------------
99.1                               Press Release issued May 24, 2004.

Item 12.      Results of Operations and Financial Condition

     On May 24, 2004, Shurgard Storage Centers, Inc. issued a press release containing a review of its 2003 operating results and comments on it 2004 business outlook. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

     The information in this current report on Form 8-K, including the exhibit attached hereto, is being furnished pursuant to Item 12, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SHURGARD STORAGE CENTERS, INC.


Dated:  May 25, 2004
                                    By /s/Charles K. Barbo
                                       -----------------------------------------
                                       Charles K. Barbo, Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.              Description
--------------------     -------------------------------------------------------
99.1                     Press Release issued May 24, 2004